Exhibit 99.4

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                    JUNE 1997

                                  Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     (a)  The amounts below are for a Single Certificate of $1,000.

          i)   The amount of such distribution allocable to principal:

Class 1-A1...$            0.00000000         Class 2-A1...$        24.48504395
Class 1-A2...$            0.00000000         Class 2-A2...$         0.00000000
Class 1-A3...$            0.00000000         Class 2-A3...$         0.00000000
Class 1-A4...$           10.87636970         Class 2-A4...$         0.00000000
Class 1-A5...$            3.78043488         Class 2-A5...$        13.50547159
Class 1-A6...$            3.92282190         Class 2-A6...$        16.68635641
Class 1-A7...$            1.75749164         Class 2-A7...$         3.11118000
Class 1-A8...$            0.00000000         Class 2-PO...$         3.35464584
Class 1-A9...$            0.00000000         Class 2-M....$         3.11118393
Class 1-A10..$            0.00000000         Class 2-B1...$         3.11117628
Class 1-A11..$            2.43430800         Class 2-B2...$         3.11117628
Class 1-A12..$            0.00000000         Class 2-B3...$         3.11116377
Class 1-A13..$            0.00000000         Class 2-B4...$         3.11119504
Class 1-A14..$            0.00000000         Class 2-B5...$         3.11118919
Class 1-A15..$            0.00000000
Class 1-A16..$            0.69658810
Class 1-A17..$            0.69658667
Class 1-PO...$            0.42833037
Class 1-M....$            0.69658488
Class 1-B1...$            0.69658450
Class 1-B2...$            0.69658450
Class 1-B3...$            0.69658526
Class 1-B4...$            0.69658284
Class 1-B5...$            0.69658607
Class 1-R....$            0.00000000
Class 1-RL...$            0.00000000

     Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

Class 1-A1...$            0.00000000         Class 2-A1...$        17.53984232
Class 1-A2...$            0.00000000         Class 2-A2...$         0.00000000
Class 1-A3...$            0.00000000         Class 2-A3...$         0.00000000
Class 1-A4...$            6.55364952         Class 2-A4...$         0.00000000
Class 1-A5...$            2.27793335         Class 2-A5...$         9.67463414
Class 1-A6...$            2.36372986         Class 2-A6...$        11.95325852
Class 1-A7...$            1.05899161         Class 2-A7...$         2.22869139
Class 1-A8...$            0.00000000         Class 2-PO...$         2.40309796
Class 1-A9...$            0.00000000         Class 2-B1...$         0.00000000
Class 1-A10..$            0.00000000         Class 2-B2...$         0.00000000
Class 1-A11..$            1.46681309         Class 2-B3...$         0.00000000
Class 1-A12..$            0.00000000         Class 2-B4...$         0.00000000
Class 1-A13..$            0.00000000         Class 2-B5...$         0.00000000
Class 1-A14..$            0.00000000
Class 1-A15..$            0.00000000
Class 1-A16..$            0.41973511
Class 1-A17..$            0.41973425
Class 1-PO...$            0.25809413
Class 1-M....$            0.00000000
Class 1-B1...$            0.00000000
Class 1-B2...$            0.00000000
Class 1-B3...$            0.00000000
Class 1-B4...$            0.00000000
Class 1-B5...$            0.00000000
Class 1-R....$            0.00000000
Class 1-RL...$            0.00000000

          ii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

Class 1-A1........      $            5.41666665            6.50000000%
Class 1-A2........      $            5.62499995            6.75000000%
Class 1-A3........      $            6.24999976            7.50000000%
Class 1-A4........      $            5.68753668            7.00000000%
Class 1-A5........      $            6.15483432            7.50000000%
Class 1-A6........      $            6.15125003            7.50000000%
Class 1-A7........      $            3.87949388            7.50000000%
Class 1-A8........      $            4.72726267            7.00000000%
Class 1-A9........      $            6.75323333           10.00000000%
Class 1-A10........     $            5.63561782            7.50000000%
Class 1-A11........     $            6.08375920            7.50000000%
Class 1-A12........     $            6.25000064            7.50000000%
Class 1-A13........     $            6.45833333            7.75000000%
Class 1-A14........     $            5.00000000            6.00000000%

Class 1-A15........     $            4.45303596            7.50000000%
Class 1-A16........     $            6.23722048            7.50000000%
Class 1-A17........     $            6.23722000            7.50000000%
Class 1-S.........      $            0.23921440            0.32884953%
Class 1-M.........      $            6.23721994            7.50000000%
Class 1-B1........      $            6.23721963            7.50000000%
Class 1-B2........      $            6.23721963            7.50000000%
Class 1-B3........      $            6.23722025            7.50000000%
Class 1-B4........      $            6.23721893            7.50000000%
Class 1-B5........      $            6.23722621            7.50000000%
Class 1-R........       $            0.00000000            7.50000000%
Class 1-RL.......       $            0.00000000            7.50000000%
Class 2-A1........      $            5.50498098            7.00000000%
Class 2-A2........      $            5.41666641            6.50000000%
Class 2-A3........      $            5.41666667            6.50000000%
Class 2-A4........      $            5.83333244            7.00000000%
Class 2-A5........      $            5.81746240            7.00000000%
Class 2-A6........      $            5.23958803            7.00000000%
Class 2-A7........      $            5.77969333            7.00000000%
Class 2-S........       $            0.38145387            0.50315388%
Class 2-M.........      $            5.77969820            7.00000000%
Class 2-B1.......       $            5.77970462            7.00000000%
Class 2-B2.......       $            5.77970462            7.00000000%
Class 2-B3.......       $            5.77967928            7.00000000%
Class 2-B4.......       $            5.77968709            7.00000000%
Class 2-B5.......       $            5.77971272            7.00000000%

          iii) The amount of servicing compensation received by the Company during the month preceding the month of distribution:

                                             Pool 1                   Pool 2
                                             ------                   ------

                                  $          93,594.10      $        19,110.28

     (b)  The amounts below are for the aggregate of all certificates.


          iv)  The Pool Scheduled Principal
               Balances:.......   $     441,738,957.27      $    86,895,024.62
               Number of Mortgage Loans:          1508                     282

          v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                        Aggregate                  Single
                                   Principal Balance        Certificate Balance
                                   -----------------        -------------------

               Class 1-A1........$       51,348,218.00 $             1,000.00
               Class 1-A2........$       65,627,405.00 $             1,000.00
               Class 1-A3........$        5,215,005.00 $             1,000.00
               Class 1-A4........$       57,148,840.15 $               964.13
               Class 1-A5........$       24,702,443.48 $               980.99
               Class 1-A6........$       18,380,611.87 $               980.28
               Class 1-A7........$       96,506,529.05 $             1,005.09

               Class 1-A8........$        6,077,909.05 $               810.39
               Class 1-A9........$        1,215,581.81 $               810.39
               Class 1-A10.......$        8,604,413.97 $               901.70
               Class 1-A11.......$       24,274,179.12 $               970.97
               Class 1-A12.......$        5,886,977.00 $             1,000.00
               Class 1-A13.......$        1,752,000.00 $             1,000.00
               Class 1-A14.......$          292,000.00 $             1,000.00
               Class 1-A15.......$        6,341,123.70 $               712.49
               Class 1-A16.......$       41,884,864.45 $               997.26
               Class 1-A17.......$        2,991,776.04 $               997.26
               Class 1-PO........$        1,033,131.83 $               986.23
               Class 1-S.........$      392,413,409.18 $             2,355.43
               Class 1-M.........$        8,982,308.92 $               997.26
               Class 1-B1........$        4,490,655.83 $               997.26
               Class 1-B2........$        4,490,655.83 $               997.26
               Class 1-B3........$        2,245,826.54 $               997.26
               Class 1-B4........$          674,146.86 $               997.26
               Class 1-B5........$        1,572,353.77 $               997.26
               Class 1-R.........$                0.00 $                 0.00
               Class 1-RL........$                0.00 $                 0.00
               Class 2-A1........$       14,012,680.18 $               919.23
               Class 2-A2........$       13,163,000.00 $             1,000.00
               Class 2-A3........$       12,831,000.00 $             1,000.00
               Class 2-A4........$        1,856,714.00 $             1,000.00
               Class 2-A5........$       24,396,605.86 $               983.77
               Class 2-A6........$       11,031,267.69 $               881.53
               Class 2-A7........$        8,889,240.79 $               987.69
               Class 2-S.........$       81,084,172.61 $               962.26
               Class 2-PO........$          125,968.48 $               985.82
               Class 2-M.........$          889,185.84 $               987.69
               Class 2-B1........$          444,592.43 $               987.69
               Class 2-B2........$          444,592.43 $               987.69
               Class 2-B3........$          266,755.27 $               987.69
               Class 2-B4........$          177,837.16 $               987.69
               Class 2-B5........$          222,298.49 $               987.69

          vi) The following pertains to any real estate acquired on behalf of Certificateholders:
                                                  Pool 1         Pool 2
                                                  ------         ------

                  Book Value.....$                0.00 $                 0.00

                  Unpaid Principal
                  Balance........$                0.00 $                 0.00

               The aggregate number of Mortgage Loans included in the Principal Balance set forth above.

                                 $                0.00 $                 0.00

          vii) Aggregate number and aggregate Principal Balances of delinquent Mortgage Loans, as of the opening of business on the related Determination Date:


                                       Loans                 Principal Balance
                                       -----                 -----------------
          Pool 1
          ------
               *(1)  *30-59 days         12               $        3,949,886.33
                (2)  60-89 days           1               $          279,710.17
                (3)  90 days or more      1               $          223,250.00
                (4)  in foreclosure       3               $          840,357.75

          Pool 2
          ------
               *(1)  30-59 days           3               $          816,067.44
                (2)  60-89 days           0               $                0.00
                (3)  90 days or more      0               $                0.00
                (4)  in foreclosure       0               $                0.00

          viii)The aggregate number of replaced Mortgage loans and Scheduled Principal Balance:


               Pool 1..............       0               $                0.00
               Pool 2..............       0               $                0.00

          ix)  The  aggregate  number of modified  Mortgage  loans and Principal
               Balance:


               Pool 1..............       0               $                0.00
               Pool 2..............       0               $                0.00

          x)   Certificate Interest Rate of:

               Class 1-A8 Certificates:                   7.000000%
               Class 1-A9 Certificates:                  10.000000%
               Class 1-S Certificates:                    0.328850%
               Class 2-S Certificates:                    0.503154%

                                                  Pool 1              Pool 2
                                                  ------              ------
          xi)  Senior Percentage:              94.90970000%       97.20370000%
          xii) Group I Senior Percentage:      84.73704016%       87.03832700%
          xiii)Group II Senior Percentage:     10.17265984%       10.16537300%
          xiv) Senior Prepayment Percentage:  100.00000000%      100.00000000%
          xv)  Group I Senior Prepayment
               Percentage:                    100.00000000%      100.00000000%
          xvi) Group II Senior Prepayment
               Percentage:                      0.00000000%        0.00000000%
          xvii)Group I Scheduled Distribution
               Percentage:                      0.00000000%            N/A
          xviii)Group II Scheduled
               Distribution Percentage:         0.00000000%            N/A
          xviv)Junior Percentage:               5.09030000%        2.79630000%
          xvx) Junior Prepayment Percentage:    0.00000000%        0.00000000%

          xvxi)Amount of distribution of Class 1-A7 Certificates allocable to interest accrued on Components of Class 1-A7 Certificates:

               Class 1-A7A Certificates:  $      264,611.28        7.50000000%
               Class 1-A7B Certificates:  $      337,499.84        7.50000000%
               Class 1-A7C Certificates:  $       83,807.31        7.50000000%
               Class 1-A7D Certificates:  $       24,080.64        7.50000000%
          xvxii) Amount of distribution of Class 1-A5 Certificates allocable to interest accrued on Components of Class 1-A5 Certificates:


               Class 1-A5A Certificates:  $        5,712.50        7.50000000%
               Class 1-A5B Certificates:  $      149,272.74        7.50000000%

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.